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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           AGILENT TECHNOLOGIES, INC.

                          ----------------------------
             (Exact name of registrant as specified in its charter)

                DELAWARE                               77-0518772
-----------------------------------------  -------------------------------------
 (State of incorporation or organization)  (I.R.S. Employer Identification No.)

                3000 Hanover Street, Palo Alto, California 94304
                   ------------------------------------------
             (Address of principal executive offices)  (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class             Name of each exchange on which
         to be so registered             each class is to be registered
         -------------------             -------------------------------

    Common Stock, $0.01 par value          New York Stock Exchange, Inc.

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ x ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.  [   ]

 Securities Act registration statement file number to which this form relates:

                                   333-85249

       Securities to be registered pursuant to Section 12(g) of the Act:
                                      None
                       ---------------------------------
                                (Title of class)
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

         Incorporated by reference to the section entitled "Description of Capital Stock" contained in Agilent Technologies, Inc.'s Registration Statement on Form S-1 filed on August 16, 1999 (file no. 333-85249).

Item 2.  Exhibits
         --------

         None.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: October 18, 1999              AGILENT TECHNOLOGIES, INC.

                                    By:  /s/ D. Craig Nordlund
                                         --------------------------------------
                                         D. Craig Nordlund,
                                         Senior Vice President, General Counsel
                                         and Secretary


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